As filed with the U.S. Securities and Exchange Commission on December 22, 2025
 File No. 333-195493
File No. 811-22961

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X] Definitive Information Statement

EA SERIES TRUST
(Name of Registrant As Specified In Its Charter)

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_____________________________________________________________________________________
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(5) Total fee paid: _____________________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4) Date Filed: ________________________________________________________________________

AOT GROWTH AND INNOVATION ETF
a series of EA Series Trust
3803 West Chester Pike, Suite 150
Newtown Square, PA 19073
Information Statement
This Information Statement is being provided to the shareholders of the AOT Growth and Innovation ETF (the “Fund”), a series of EA Series Trust (the “Trust”). This Information Statement is being sent in lieu of a proxy statement and pursuant to approval by the Trust’s Board of Trustees (the “Board”) on December 10, 2025 and approval by written consent of shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of December 10, 2025. The Investment Company Act of 1940, as amended (the “1940 Act”), defines majority as the lesser of (1) 67% or more of the votes if more than 50% of such votes are present, or (2) more than 50% of the votes.
Under Section 13(a) of the 1940 Act, no registered investment company shall, unless authorized by the vote of a majority of its outstanding securities, change its sub-classification from diversified to non-diversified. A majority of the outstanding voting securities of the Fund is held by four shareholders. These shareholders have, by written consent, approved a change in the Fund’s sub-classification status from diversified to non-diversified, effective January 20, 2026.
This Information Statement is being mailed on or about December 31, 2025, to the Fund’s shareholders of record as of December 10, 2025 (the “Record Date”). This Information Statement describes the approved changes to the Fund’s diversification sub-classification. As of the Record Date, there were issued and outstanding 1,600,000 shares of the Fund. Since the shareholders with a majority of the outstanding voting securities of the Fund have already voted to approve the change, the remaining shareholders are not required to, nor entitled to, vote on this matter.
The Fund’s annual report and semi-annual report are available at no charge by visiting https://aotetf.com/AOTG or by calling toll free 215-330-4476.
NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CHANGE IN SUB-CLASSIFICATION TO NON-DIVERSIFIED
A “diversified company,” under section 5(b)(1) of the 1940 Act, refers to a fund with the following characteristics: (i) at least 75% of the fund’s total assets are represented by cash, government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) five percent of the total value of the fund and (b) 10 percent of the outstanding voting securities of such issuer. By contrast, a “non-diversified company” refers to funds that are not “diversified companies.”
Historically, the Fund identified itself in its registration statement as a diversified company. Empowered Funds, LLC dba EA Advisers, the Fund’s investment adviser, AOT Invest LLC, the Fund’s investment sub-adviser, and the Board believe that the change to the diversification policy is in the best interests of shareholders because it provides more flexibility in constructing the Fund’s portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified company as summarized above.
As a non-diversified company, the Fund will not be subject to the constraints of a diversified company. This means, for example, that the Fund will be able to invest more than 5% of its total assets in the securities of one or more issuers or hold more than 10% of the outstanding voting securities of an issuer. Because a relatively high percentage of a non-diversified fund’s assets may be invested in the securities of a limited number of companies in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, business, political or regulatory occurrence than the value of shares of a diversified fund.
This change in the Fund’s sub-classification from diversified to non-diversified was approved by the Board on December 10, 2025 and by shareholders of the Fund representing a majority of the outstanding voting securities of the Fund as of December 10, 2025, effective January 20, 2026.

OTHER INFORMATION
Additional Information about the Fund
Empowered Funds, LLC dba EA Advisers, 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073, is the Fund’s investment adviser. PINE Distributors LLC (“Distributor”), 501 S. Cherry Street, Suite 610, Denver, Colorado 80246, serves as the distributor of creation units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Fund’s administrator.
Security Ownership of Management and Certain Beneficial Owners
As of the Record Date, the Trustees and officers as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.
As of the Record Date, the record owners of more than 5% of the shared of the Fund are listed in the following table.

Name and Address	% Ownership	Parent Company (if applicable)	Jurisdiction (if applicable)	Type of Ownership
Vanguard Marketing Corp. 100 Vanguard Blvd Malvern, PA 19355	66.02%*	N/A	N/A	Record
Charles Schwab & Co., Inc. 3000 Schwab Way Westlake, TX 76262	9.98%	N/A	N/A	Record
National Financial Services, LLC 245 Summer Street Boston, MA 02210	6.98%	N/A	N/A	Record
*    John Tinsman, Managing Member of the Sub-Adviser, along with other family members and an affiliated company (Twin State, Inc., an Iowa corporation) own 69.5% of the Fund’s outstanding shares. As a result, in aggregate, they have the power to control the vote on any matters presented to shareholders.
Financial Information
The Fund’s most recent annual report is available on request, without charge, by calling 215-330-4476, by writing to the Fund at EA Advisers, 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073, or you may download the report from the Fund’s website at https://aotetf.com/AOTG.
Delivery of Documents
Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.
If you are part of a household that has received only one copy of this Information Statement, the Fund will deliver promptly a separate copy of this Information Statement to you upon written or oral request. To receive a separate copy of this Information Statement, please contact the Fund by writing EA Advisers, 3803 West Chester Pike, Suite 150, Newtown Square, PA 19073, calling 215-330-4476, or visiting the Fund’s website at https://aotetf.com/AOTG.

This Information Statement is available at
https://aotetf.com/AOTG.
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